Earnings Results 1Q26 April 23, 2026 PCB BANCORP

2 Forward-Looking Statements & Non-GAAP Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets, inflation levels and interest rates; the impacts of the conflict in the Middle East on the national and global economies and markets; the impact of governmental monetary policy; the impacts of sanctions, tariffs and other trade policies of the United States and its global trading partners and tensions related to the same; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles, or GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Market Information 04/21/26 Market Cap $338.3 million Stock Price Per Share $23.77 52-Week Range $18.54 - $24.99 Dividend Yield 3.70% Dividend Payout Ratio (2Q25 – 1Q26) 29.29% Outstanding Shares 14,233,723 Stock Information 1Q26 or 03/31/26 Diluted Earnings Per Share (“Diluted EPS”) $0.74 Cash Dividend Per Share $0.22 Book Value (“BV”) Per Share $27.88 Tangible Common Equity (“TCE”) Per Share (1) $23.02 Number of Repurchased Shares (2) 9,005 (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. (2) As of 03/31/26, the Company is authorized to purchase an additional 210,521 shares under the current stock repurchase program. PCB Footprint Corporate Profile 3

Historical Performance $1.73 $2.05 $2.32 $2.63 $2.82 $2.87 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2021 2022 2023 2024 2025 Mar-26 Held-For-Investment Loans ($bn) $1.87 $2.05 $2.35 $2.62 $2.80 $2.89 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2021 2022 2023 2024 2025 Mar-26 Deposits ($bn) $40.1 $35.0 $30.7 $25.8 $37.5 $10.7 $52.4 $53.0 $43.1 $39.7 $56.5 $15.4 0.000 10.000 20.000 30.000 40.000 50.000 60.000 2021 2022 2023 2024 2025 1Q26 Net Income/PTPP Income ($mm) Net Income PTPP Income CAGR +8.9% CAGR +9.0% $0.44 $0.60 $0.69 $0.72 $0.80 $0.22 $2.62 $2.31 $2.12 $1.74 $2.58 $0.74 $17.24 $22.94 $24.46 $25.30 $27.41 $27.88 $18.21 $19.62 $20.49 $22.55 $23.02 -$5.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2021 2022 2023 2024 2025 1Q26 Cash Dividend/Diluted EPS & BV/TCE Per Share Cash Dividend Per Share Diluted EPS BV Per Share TCE Per Share (1) At period end. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to their most comparable GAAP measures. (1), (2)(1) (2) 4 Annualized +7.5% Annualized +13.2%

1Q26 Highlights Operating Results • Net income available to common shareholders of $10.6 million, or $0.74 per diluted share • Provision for credit losses of $467 thousand • Return on Average Assets (“ROAA”) of 1.30%, Return on Average Equity (“ROAE”) of 10.95%, Return on Average TCE (“ROATCE”)(2) of 13.17%, net interest margin of 3.36%, and efficiency ratio(1) of 49.08% Loans • Loans held-for-investment (“HFI loans”) increased $53.2 million, or 1.9%, to $2.87 billion from 12/31/25 • Average loan yield was 6.35% compared to 6.44% for 4Q25 • Total loans to deposits ratio was 99.63% • Quarterly loan production was $142.0 million for 1Q26 compared to $158.8 million for 4Q25 Asset Quality • ACL on loans was $33.9 million, or 1.18% to HFI loans • Past due loans were $1.4 million, or 0.05% of HFI loans and non-performing assets (“NPAs”) were $9.3 million, or 0.32% of HFI loans Deposits • Total deposits increased $92.6 million, or 3.3%, to $2.89 billion from 12/31/25 • Core deposits(2) were $1.83 billion, or 63.2% of total deposits • Noninterest-bearing deposits were $570.4 million, or 19.8% of total deposits • Uninsured deposits were $1.36 billion, or 47.2% of total deposits • Cost of average interest-bearing deposits and total deposits were 3.82% and 3.10%, respectively Capital & Liquidity • Declared and paid quarterly cash dividend of $0.22 per share • Book value per share was $27.88 and TCE per share(2) was $23.02 • Maintained available borrowing capacity of $1.70 billion, or 50.0% of total assets (1) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation to most comparable GAAP measure. 5

Selected Financials

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended 3/31/26	12/31/25	3/31/25	Compared to 12/31/25 Amount	Percentage	Compared to 3/31/25 Amount	Percentage
Income Statement Summary:							
Interest Income	$ 48,831	$ 49,865	$ 46,892	$ (1,034)	-2.1%	$ 1,939	4.1%
Interest Expense	22,021	23,238	22,609	(1,217)	-5.2%	(588)	-2.6%
Net Interest Income	26,810	26,627	24,283	183	0.7%	2,527	10.4%
Noninterest Income	3,374	2,545	2,580	829	32.6%	794	30.8%
Noninterest Expense	14,814	15,026	14,474	(212)	-1.4%	340	2.3%
Provision for Credit Losses	467	1,024	1,598	(557)	-54.4%	(1,131)	-70.8%
Pretax Income	14,903	13,122	10,791	1,781	13.6%	4,112	38.1%
Income Tax Expense	4,250	3,887	3,056	363	9.3%	1,194	39.1%
Net Income	10,653	9,235	7,735	1,418	15.4%	2,918	37.7%
Preferred Stock Dividends	86	87	40	(1)	-1.1%	46	115.0%
Net Income Available to Common Shareholders	10,567	9,148	7,695	1,419	15.5%	2,872	37.3%
Diluted EPS	$ 0.74	$ 0.64	$ 0.53	$ 0.10	15.6%	$ 0.21	39.6%
Selected Balance Sheet Items:							
HFI loans	$ 2,873,551	$ 2,820,400	$ 2,727,610	$ 53,151	1.9%	$ 145,941	5.4%
HFS loans	3,604	12,077	12,101	(8,473)	-70.2%	(8,497)	-70.2%
Total Deposits	2,887,980	2,795,412	2,714,399	92,568	3.3%	173,581	6.4%
Total Assets	3,396,193	3,281,771	3,183,758	114,422	3.5%	212,435	6.7%
Shareholders' Equity	396,718	390,026	370,864	6,692	1.7%	25,854	7.0%
TCE (1), (2)	327,577	320,885	301,723	6,692	2.1%	25,854	8.6%
Key Metrics:							
BV Per Share	$ 27.88	$ 27.41	$ 25.78	$ 0.47	1.7%	$ 2.10	8.1%
TCE Per Share (1)	$ 23.02	$ 22.55	$ 20.97	$ 0.47	2.1%	$ 2.05	9.8%
ROAA (2)	1.30%	1.11%	1.01%	0.19%		0.29%	
Return on Average Equity ("ROAE") (2)	10.95%	9.45%	8.53%	1.50%		2.42%	
ROATCE (1), (2)	13.17%	11.40%	10.45%	1.77%		2.72%	
Net Interest Margin (2)	3.36%	3.28%	3.28%	0.08%		0.08%	
Efficiency Ratio (3)	49.08%	51.51%	53.88%	-2.43%		-4.80%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Financial Measures" for reconciliations of these measures to their most comparable GAAP measures.
(2) Annualized.
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income.

PCB BANCORP 6

$1,631 $1,661 $1,752 $1,815 $1,886 $1,878 $1,904 $1,953 $417 $407 $473 $495 $493 $465 $509 $521$401 $398 $404 $418 $416 $410 $408 $399 $2,449 $2,466 $2,629 $2,728 $2,795 $2,753 $2,820 $2,874 0 500 1,000 1,500 2,000 2,500 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 HFI Loan Trend ($mm) Commercial Real Estate Commercial & Industrial Consumer 7 Loan Overview YoY +5.4% (1) Per federal regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance. $1,081 $1,100 $1,175 $1,220 $1,274 $1,264 $1,285 $1,318 281% 282% 297% 304% 313% 306% 308% 310% 0% 50% 100% 150% 200% 250% 300% 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 1,100.0 1,200.0 1,300.0 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Commercial Real Estate(1) Loan Trend ($mm) CRE Loans % to the Bank's Total Risk-Based Capital Commercial Property 38% Business Property 22% Multifamily 7% Construction 1% Commercial & Industrial 18% Consumer 14% HFI Loan Composition March 31, 2026 $2.87B 1Q26 Highlights • HFI loans increased $53.2 million, or 1.9%, to $2.87 billion in 1Q26 • CRE loans increased $49.8 million (2.6%), C&I loans increased $12.2 million (2.4%) but consumer loans decreased $8.9 million (2.2%)

8 Loan Production & Rate/Yield Analysis (1) Total commitment basis. (2) Include both HFI and HFS loans. (3) Annualized. $0 $9 $28 $44 $5 $23 $39 $7 $30 $80 $62 $55 $41 $48 $45 $66 $163 $122 $72 $50 $91 $91 $58 $73 $195 $211 $161 $149 $137 $161 $142 8.78% 7.56% 7.23% 7.04% 6.97% 7.36% 6.50% 6.35% -8% -6% -4% -2% 0% 2% 4% 6% 8% 0 50 100 150 200 250 300 350 400 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 New Production(1) by Rate Type ($mm) Fixed Hybrid Variable WA Rate Fixed (WA Rate: 5.73%) 18% Variable (WA Rate: 6.80%) 43% Hybrid (WA Rate: 5.59%) 39% HFI Loans Interest Rate Mix 19% 18% 18% 18% 18% 18% 18% 18% 37% 38% 37% 38% 38% 40% 40% 39% 44% 44% 45% 44% 44% 42% 43% 43% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 HFI Loans Interest Rate Mix Trend Fixed Hybrid Variable March 31, 2026 HFI Loans WA Rate 6.13% Repricing Schedule (03/31/26) HFI Loans HFS Loans Total Loans ($ in thousands) Carrying Value WA Rate Carrying Value WA Rate Carrying Value WA Rate 3 Months or Less $ 1,117,013 6.78% $ 3,604 8.16% $ 1,120,770 6.78% 3 to 12 Months 444,234 4.80% 0 444,234 4.80% 1 to 3 Years 521,600 5.72% 0 521,600 5.72% 3 to 5 Years 738,590 6.30% 0 738,590 6.30% More than 5 Years 43,778 5.39% 0 51,961 5.39% Total $ 2,865,215 6.14% $ 3,604 8.16% $ 2,877,155 6.14% Loan Yield Analysis 1Q26 ($ in thousands) Amount(2) Yield(3) Average Carrying Value $ 2,840,688 Interest on Loans $ 43,614 6.23% Fee (Cost) 292 0.04% Prepayment Penalty & Late Charges 61 0.01% Discount (Premium) 517 0.07% Total Interest & Fees $ 44,484 6.35%

Loan Concentration

Commercial Real Estate Loans by Property Type (3/31/26)

($ in thousands)	Carrying Value	% to Total	Count	WA LTV(1)	WA Rate	Maturing: 1 Year or Less	Maturing: 1 to 3 Years	Maturing: 3 to 5 Years	Maturing: Over 5 Years
Retail (More Than 50%)	$ 416,643	21.2%	333	47.5%	5.90%	$ 36,550	$ 81,723	$ 179,731	$ 118,639
Industrial	281,023	14.4%	163	47.3%	5.79%	40,795	66,199	95,790	78,239
Mixed Use	207,184	10.6%	151	45.5%	6.00%	35,526	52,352	54,662	64,644
Apartments	178,789	9.2%	71	54.5%	5.44%	9,996	54,739	75,972	38,082
Office	155,310	8.0%	67	52.4%	6.25%	32,575	24,043	55,908	42,784
Motel & Hotel	147,275	7.5%	96	45.3%	6.82%	6,372	42,211	46,528	52,164
Gas Station	125,162	6.4%	129	48.5%	6.77%	13,220	14,789	31,222	65,931
Medical	64,617	3.3%	33	44.4%	6.67%	17,346	27,916	8,971	10,384
Commercial Condominium	47,980	2.5%	43	48.7%	6.01%	8,943	5,684	22,006	11,347
Golf Course	47,071	2.4%	8	37.1%	6.04%	5,196	7,371	34,059	445
Auto (Sales, Repair, & etc.)	38,554	2.0%	31	49.9%	5.40%	479	20,058	11,791	6,226
Car Wash	36,821	1.9%	27	47.5%	6.24%	6,794	2,848	15,637	11,542
Spa, Sauna, & Oher Self-Care	33,655	1.7%	8	48.6%	6.19%	0	7,941	17,513	8,201
Nursing Facility	26,762	1.4%	9	49.4%	6.37%	0	18,033	8,396	333
Wholesale	23,328	1.2%	14	37.9%	5.52%	2,153	3,623	13,332	4,220
Church	19,055	1.0%	19	36.0%	6.49%	1,647	931	6,904	9,573
Others	104,219	5.3%	75	52.1%	6.59%	27,457	10,768	32,147	33,847
Total	$ 1,953,448	100.0%	1,277	48.0%	6.08%	$ 245,049	$ 441,229	$ 710,569	$ 556,601

Residential Mortgage Loans (3/31/26)

($ in thousands)	Carrying Value	WA LTV(1)	WA FICO
Residential Mortgage	$ 392,680	57.6%	761

(1) Collateral value at origination.

Commercial Real Estate Loans

Geographic Concentration (3/31/26)



Los Angeles County
60%
$1.95B
CA: $1.53B
(78%)
Other States
4%
Washington
3%
Texas
7%
NY/NJ
8%
Other CA Counties
1%
Northern CA Counties
1%
San Bernardino County
4%
Riverside County
4%
Orange County
8%

PCB BANCORP

9

Loan Concentration Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 178,506 34.3% 6.13% 7 General Manufacturing & Wholesale Trade 116,515 22.4% 6.58% 40 Retail Trade 58,493 11.2% 6.94% 31 Food Services 47,398 9.1% 7.49% 40 Real Estate Related 40,768 7.8% 6.57% 21 Arts, Entertainment, & Recreation 22,074 4.2% 7.25% 5 Professional, Scientific, & Technical Services 18,093 3.5% 7.01% 15 Transportation & Warehousing 9,019 1.7% 7.52% 24 Other Services 7,655 1.5% 7.19% 25 Construction 6,928 1.3% 7.08% 43 All Other 15,445 3.0% 6.84% 171 Total $ 520,894 100.0% 6.63% 27 Los Angeles County 40% Orange County 14% Other CA Counties 9% Northern CA Counties 7% San Bernardino County 2% Riverside County 0% Georgia 8% NY/NJ 7% Texas 4% Other States 9% Commercial & Industrial Loans Geographic Concentration (3/31/26) Commercial & Industrial Loans by Industry Type (3/31/26) $521MM CA: $381MM (73%) 10

Credit Quality & Peer(1) Comparison $7.5 $7.1 $4.7 $6.2 $8.9 $8.2 $7.9 $9.3 0 1 2 3 4 5 6 7 8 9 10 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 NPAs ($mm) 0.26% 0.24% 0.15% 0.20% 0.27% 0.24% 0.24% 0.27% 0% 0% 0% 0% 0% 0% 0% Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 NPAs to Total Assets 1.17% 1.17% 1.16% 1.17% 1.20% 1.20% 1.18% 1.18% 1% 1% 1% 1% 1% Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 ACL on Loans to HFI Loans 383% 437% 653% 511% 376% 404% 422% 415% 0 1 2 3 4 5 6 7 8 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 ACL on Loans to Non-Performing HFI Loans (1) Korean-American banks operating in Southern California. (2) Source: UBPR. (3) PCB Bank’s Peer Group per UBPR. (4) Source: press releases concerning financial performance. (3) 11 1.91% 1.83% 1.59% 1.03% 0.73% 0.44% 0.32% 0.31% 0.12% 0% 1% 1% 2% 2% 3% CBB USM Open Hope Peer Shinhan PCB Hanmi Woori NPAs / (Total Loans + OREO)(2) March 31, 2026 Peer Information: December 31, 2025 1.76% 1.39% 0.80% 0.35% 0.31% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% CBB Hope Open Hanmi PCB Classified Assets to Total Assets(4) March 31, 2026 Peer Information: December 31, 2025

Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. $544 $540 $548 $564 $576 $551 $566 $570 $484 $492 $467 $513 $551 $669 $676 $681 $1,036 $1,073 $1,099 $1,185 $1,205 $1,252 $1,223 $1,260 $343 $355 $502 $452 $491 $441 $341 $376 $2,407 $2,460 $2,616 $2,714 $2,823 $2,914 $2,795 $2,888 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Deposit Trend ($mm) Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Wholesale Deposits Noninterest DDA 20% Retail Other Interest-Bearing 23% Retail Time Deposits 44% Wholesale Deposits 13% Deposit Composition $2.89B $1,503 $1,525 $1,508 $1,610 $1,683 $1,801 $1,806 $1,827 63% 62% 58% 59% 60% 62% 65% 63% 0% 10% 20% 30% 40% 50% 60% 70% 80% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Core Deposits(1) ($mm) Core Deposits % to Total Deposits Time Deposit Maturity Schedule (3/31/26) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate 3 Months or Less $ 333,996 4.03% $ 170,540 4.05% $ 504,536 4.04% 3 to 6 Months 306,719 4.11% 120,000 3.56% 426,719 3.95% 6 to 9 Months 265,287 3.86% 60,000 3.76% 325,287 3.84% 9 to 12 Months 352,630 3.84% 25,829 3.70% 378,459 3.83% More than 12 Months 1,521 3.08% - 0.00% 1,521 3.08% Total $ 1,260,153 3.96% $ 376,369 3.82% $ 1,636,522 3.93% YoY +6.4% 1Q26 Highlights • Total deposits increased $92.6 million (3.3%) from 12/31/25 • Retail deposits increased $56.7 million (2.3%), and wholesale deposits increased $35.8 million (10.5%) from 12/31/25 • Uninsured deposits were $1.36 billion (47.2% of total deposits) at 3/31/26 compared to $1.27 billion (45.4% of total deposits) at 12/31/25 March 31, 2026 12

Profitability (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to its most comparable GAAP measures. $6.3 $7.8 $7.0 $7.7 $9.1 $11.4 $9.2 $10.7 $9.0 $10.7 $12.3 $12.4 $14.5 $15.5 $14.1 $15.4 0 2 4 6 8 10 12 14 16 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Net Income PTPP Net Income & PTPP(1) Income ($mm) $0.43 $0.52 $0.46 $0.53 $0.62 $0.78 $0.64 $0.74 $0.62 $0.72 $0.83 $0.85 $1.00 $1.07 $0.98 $1.07 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Diluted EPS Adjusted Diluted EPS Diluted EPS & Adjusted Diluted EPS(1) 0.89% 1.08% 0.94% 1.01% 1.13% 1.35% 1.11% 1.30% 1.28% 1.49% 1.64% 1.62% 1.80% 1.84% 1.70% 1.87% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 ROAA Adjusted ROAA ROAA & Adjusted ROAA(1) 7.19% 8.70% 7.69% 8.53% 9.76% 11.92% 9.45% 10.95% 10.36% 11.95% 13.46% 13.66% 15.56% 16.21% 14.48% 15.80% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 ROAE Adjusted ROAE ROAE & Adjusted ROAE(1) 1Q26 Highlights • Net interest income increased $183 thousand, noninterest income increased $829 thousand, and noninterest expense decreased $212 thousand compared to 4Q25 13

Noninterest Income & Expense $13.6 $13.5 $24.5 $16.6 $26.9 $29.0 $13.2 $21.8 $12.7 $19.8 $39.3 $26.4 $31.0 $38.8 $18.1 $13.4 7.8% 8.8% 7.8% 7.3% 6.5% 6.4% 5.8% 7.2% 5.6% 5.6% 4.7% 5.3% 5.4% 5.6% 4.9% 6.5% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0 10 20 30 40 50 60 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 SBA 7(A) Loans ($mm) Sold Production Premium % Gain % $9.2 $8.8 $8.4 $9.1 $8.8 $9.3 $9.3 $9.7 $6.0 $5.8 $5.5 $5.4 $6.0 $5.6 $5.7 $5.1 2.13% 2.04% 1.86% 1.87% 1.84% 1.77% 1.82% 1.78% 0% 1% 1% 2% 2% 3% 0 2 4 6 8 10 12 14 16 18 20 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest Expense Trend ($mm) Compensation All Other Expenses % to Average Total Assets 62.7% 57.6% 53.0% 53.9% 50.6% 48.9% 51.5% 49.1% 65.3% 64.7% 64.4% 59.7% 58.5% 57.6% 57.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Efficiency Ratio (2) PCB Peer Average 265 264 262 257 266 270 264 264 200 210 220 230 240 250 260 270 280 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Number of FTE(3) Employees (1) Annualized. (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR. (3) Full-time equivalent. (1) $1.7 $1.8 $1.8 $1.7 $1.8 $1.6 $1.9 $1.4 $0.8 $0.8 $1.2 $0.9 $1.5 $1.8 $0.6 $2.0 31% 29% 38% 34% 44% 47% 25% 42% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 0 1 1 2 2 3 3 4 4 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest Income Trend ($mm) All Other Income Gain on Sale of Loans % of Gain on Sale of Loans 14

3.28% 3.36% -0.15% +0.03% +0.17% +0.03% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 4Q25 Loan Yield Other Earning Assets Yield Int-Bearing Liabilities Cost Balance Sheet Mix 1Q26 Quarter-over-Quarter Impact to Net Interest Margin(1) Net Interest Margin (1) Annualized. 6.77% 6.82% 6.63% 6.59% 6.56% 6.58% 6.44% 6.35% 3.16% 3.25% 3.18% 3.28% 3.33% 3.28% 3.28% 3.36% 4.86% 4.85% 4.59% 4.28% 4.14% 4.10% 3.98% 3.82% 3.81% 3.79% 3.61% 3.45% 3.35% 3.34% 3.23% 3.11% 5.33% 5.26% 4.65% 4.33% 4.33% 4.29% 3.90% 3.64% 2% 3% 4% 5% 6% 7% 8% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Yield & Cost(1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds Average Fed Funds Rate 1Q26 Highlights • Net interest income increased $183 thousand to $26.8 million for 1Q26 from $26.7 million for 4Q25. • Net interest margin increased 0.08% to 3.36% for 1Q26 from 3.28% for 4Q25. The increase was primarily due to an increase in other earning asset average yield, a decrease in interest-bearing liabilities cost and an improvement in balance sheet mix, partially offset by a decrease in average loan yield. 15

Capital 12.05% 11.48% 13.87% 15.09% 11.70% 13.46% 13.46% 14.68% 5.00% 6.50% 8.00% 10.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Regulatory Capital Ratios Consolidated Bank Minimum Requirement For Well-Capitalized $24.80 $25.39 $25.30 $25.78 $26.26 $26.93 27.41 27.88 $19.95 $20.55 $20.49 $20.97 $21.44 $22.09 22.55 23.02 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Book Value/TCE Per Share(1) BV Per Share TCE Per Share March 31, 2026 12.39% 12.54% 11.87% 11.65% 11.39% 11.43% 11.89% 11.68% 9.97% 10.14% 9.62% 9.48% 9.30% 9.38% 9.78% 9.65% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Total Equity/TCE to Total Assets(1) Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. 16

Non-GAAP Financial Measures To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits is a non-GAAP measure that we use to measure the portion of our total deposits that is thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. We track core deposits because we believe it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. TCE, ROATCE, TCE Per Share and TCE to Total Assets TCE, ROATCE, TCE per share and TCE to total assets are non-GAAP measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. 17

Non-GAAP Financial Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25	Mar-26
Total Deposits	(d)	$ 2,406,254	$ 2,459,682	$ 2,615,791	$ 2,714,399	$ 2,822,915	$ 2,913,502	$ 2,795,412	$ 2,887,980
Less: Time Deposits Greater Than $250K		(619,832)	(640,166)	(665,124)	(712,458)	(709,160)	(731,517)	(708,633)	(805,074)
Less: Brokered Deposits		(283,033)	(295,080)	(442,284)	(392,284)	(431,001)	(381,001)	(280,541)	(256,370)
Core Deposits	(e)	$ 1,503,389	$ 1,524,436	$ 1,508,383	$ 1,609,657	$ 1,682,754	$ 1,800,984	$ 1,806,238	$ 1,826,536
Core Deposits to Total Deposits	(e)/(d)	62.5%	62.0%	57.7%	59.3%	59.6%	61.8%	64.6%	63.2%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26
Average Total Shareholders' Equity	(a)	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540	$ 394,574
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 282,080	$ 288,235	$ 294,687	$ 298,569	$ 303,488	$ 310,693	$ 318,399	$ 325,433
Net Income	(c)	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,234	$ 10,653
ROAE [(1)]	(c)/(a)	7.19%	8.70%	7.69%	8.53%	9.76%	11.92%	9.45%	10.95%
Net Income Available to Common Shareholders	(d)	$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148	$ 10,567
ROATCE (Non-GAAP)[(1)]	(d)/(b)	8.75%	10.31%	9.02%	10.45%	11.87%	14.46%	11.40%	13.17%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25	Mar-26
Total Shareholders' Equity	(a)	$ 353,469	$ 362,300	$ 363,814	$ 370,864	$ 376,500	$ 384,501	$ 392,026	$ 396,718
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 284,328	$ 293,159	$ 294,673	$ 301,723	$ 307,359	$ 315,360	$ 320,885	$ 327,577
Outstanding Shares	(c)	14,254,024	14,266,725	14,380,651	14,387,176	14,336,602	14,277,164	14,230,428	14,231,423
Book Value Per Share	(a)/(c)	$ 24.80	$ 25.39	$ 25.30	$ 25.78	$ 26,26	$ 26.93	$ 27.41	$ 27.88
TCE Per Share (Non-GAAP)	(b)/(c)	$ 19.95	$ 20.55	$ 20.49	$ 20.97	$ 21,44	$ 22.09	$ 22.55	$ 23.02
Total Assets	(d)	$ 2,852,964	$ 2,889,833	$ 3,063,971	$ 3,183,758	$ 3,305,589	$ 3,363,506	$ 3,281,771	$ 3,396,193
Total Shareholders' Equity to Total Assets	(a)/(d)	12.39%	12.54%	11.87%	11.65%	11.39%	11.43%	11.88%	11.68%
TCE to Total Assets (Non-GAAP)	(b)/(d)	9.97%	10.14%	9.62%	9.48%	9.30%	9.38%	9.78%	9.65%

(1) Annualized.

PCB BANCORP

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Non-GAAP Financial Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26
Net Income	(a)	$ 6,281	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,235	$ 10,653
Add: Provision (Reversal) for Credit Losses		259	50	2,002	1,598	1,787	(381)	1,024	467
Add: Income Tax Provision		2,505	2,873	3,281	3,056	3,600	4,492	3,887	4,250
PTPP Income (Non-GAAP)	(b)	$ 9,045	$ 10,737	$ 12,313	$ 12,389	$ 14,458	$ 15,523	$ 14,146	$ 15,370
Average Total Assets	(c)	$ 2,853,152	$ 2,866,707	$ 2,980,641	$ 3,097,516	$ 3,226,395	$ 3,354,588	$ 3,307,828	$ 3,326,328
ROAA [2]	(a)/(c)	0.89%	1.08%	0.94%	1.01%	1.13%	1.35%	1.11%	1.30%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	1.28%	1.49%	1.64%	1.62%	1.80%	1.84%	1.70%	1.87%
Average Total Shareholders' Equity	(d)	$ 351,221	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540	$ 394,574
ROAE [2]	(a)/(d)	7.19%	8.70%	7.69%	8.53%	9.76%	11.92%	9.45%	10.95%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	10.36%	11.95%	13.46%	13.66%	15.56%	16.21%	14.48%	15.80%
Net Income available to common shareholders		$ 6,139	$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148	$ 10,567
Less: Income Allocated to Participating Securities		(11)	(11)	(16)	(61)	(72)	(91)	(73)	(64)
Net Income Allocated to Common Stock	(e)	6,128	7,457	6,668	7,634	8,912	11,235	9,075	10,503
Add: Provision for Loan Losses		259	50	2,002	1,598	1,787	(381)	1,024	467
Add: Income Tax Provision		2,505	2,873	3,281	3,056	3,600	4,492	3,887	4,250
PTPP Income Allocated to Common Stock	(f)	$ 8,892	$ 10,380	$ 11,951	$ 12,288	$ 14,299	$ 15,346	$ 13,986	$ 15,220
WA common shares outstanding, diluted	(g)	14,312,949	14,356,384	14,406,756	14,403,769	14,326,011	14,325,956	14,235,867	14,238,226
Diluted EPS	(e)/(g)	$ 0.43	$ 0.52	$ 0.46	$ 0.53	$ 0.62	$ 0.78	$ 0.64	$ 0.74
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.62	$ 0.72	$ 0.83	$ 0.85	$ 1.00	$ 1.07	$ 0.98	$ 1.07

($ in thousands)	2021	2022	2023	2024	2025
Net Income	$ 40,103	$ 34,987	$ 30,705	$ 25,810	$ 37,453
Add: Provision (Reversal) for Credit Losses[1]	(4,596)	3,602	(132)	3,401	4,028
Add: Income Tax Provision	16,856	14,416	12,557	10,476	15,035
PTPP Income (Non-GAAP)	$ 52,363	$ 53,005	$ 43,130	$ 39,687	$ 56,516

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for years ended December 31, 2021 and 2022.
(2) Annualized.

PCB BANCORP

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